                                                          EXHIBIT 21

                    SUBSIDIARIES OF EMERSON ELECTRIC CO.

                             SEPTEMBER 30, 2000

                                                                JURISDICTION
                                                                    OF
LEGAL NAME                                                      INCORPORATION
----------                                                      -------------
ADI Control Techniques Drives, Inc.                             California
Alco Controls S.A. de C.V.                                      Mexico
Applied Concepts, Inc.                                          Pennsylvania
   Woodstock Land Company, LLC                                  Missouri
Astec International Holdings Limited                            United Kingdom
   Astec America Inc.                                           Delaware
      ENI Technology Inc.                                       Delaware
   Astec America de Mexico, S.A. de C.V.                        Mexico
   Astec Electronics (Malaysia) Sdn Bhd                         Malaysia
   Astec Germany GmbH                                           Germany
   Astec International Limited                                  Hong Kong
      Astec Advanced Power Systems B.V.                         Netherlands
         Astec Advanced Power Systems Ltd.                      Canada
      Astec Advanced Power Systems Ltda.                        Brazil
      Astec Advanced Power Systems (Malaysia) Sdn Bhd           Malaysia
         Astec Advanced Power Systems (Penang) Sdn Bhd          Malaysia
      Astec Agencies Limited                                    Hong Kong
      Astec Custom Power (Hong Kong) Limited                    Hong Kong
      Astec Custom Power (Philippines) Inc.                     Philippines
      Astec Custom Power (Singapore) Pte Ltd                    Singapore
      Astec Electronics Company Limited                         China
      Astec Electronics (Luoding) Co. Ltd.                      China
      Astec International (Singapore) Pte. Limited              Singapore
      Astec Pekan Sdn Bhd                                       Malaysia
      Astec Power Supply (Shenzhen) Co. Ltd.                    China
      ENI Taiwan Limited                                        Taiwan
   Astec Power Inc.                                             BVI
   ENI Holdings Limited                                         Japan
      ENI Japan Limited                                         Japan
   Stourbridge Holdings (UK) Limited                            United Kingdom
      Brandenburg Limited                                       United Kingdom
      Mirroware Manufacturing Limited                           United Kingdom
         Astec Europe Ltd.                                      United Kingdom
            Astec International PLC                             United Kingdom
            Astec France S.A.R.L.                               France
Branson Ultrasonic S.A.                                         Switzerland
Brooks Instrument Canada Limited                                Canada
Buehler Ltd.                                                    Illinois
   Buehler Holdings Inc.                                        Delaware
Clairson International Corp.                                    Florida
   Clairson, Inc.                                               Delaware
   Clairson de Mexico, S.A. de C.V.                             Mexico
   Clairson (Hong Kong) Limited                                 Hong Kong
Commercial Cam Co., Inc.                                        Delaware
Compania de Motores Domesticos S.A. de C.V.                     Mexico
Computational Systems, Incorporated                             Tennessee
   CSI Services, Inc.                                           Tennessee
   CSI Technology, Inc.                                         Delaware
   CTL Japan                                                    Japan
   Canada Systems de Mexico, S.A de C.V.                        Mexico
   Computational Systems, Inc. Europe                           Belgium
      Data Analysis Products, N.V.                              Belgium
Controles Electromecanicos de Mexico S.A. de C.V.               Mexico
Control Techniques (USA) Inc.                                   Delaware
   Control Techniques Drives, Inc.                              Delaware
      Control Techniques Drives Limited                         Canada
Control Techniques Iberia S.A.                                  Spain
Control Techniques Sweden AB                                    Sweden
Daniel Industries, Inc.                                         Delaware
   Bettis Corporation                                           Delaware
      Bettis Canada Ltd.                                        Canada
      Bettis Electric Actuator Corporation                      Delaware
      Bettis France SARL                                        France
      Bettis GmbH                                               Germany
      Bettis Holdings, Ltd.                                     United Kingdom
         Bettis UK Ltd.                                         United Kingdom
         Prime Actuator Control Systems Ltd.                    United Kingdom
         Prime Actuator Control Systems UK Ltd.                 United Kingdom
      Dantorque A/S                                             Denmark
         Dantorque UK Ltd.                                      United Kingdom
      Hytork Controls, Inc.                                     Delaware
      Prime Actuator Control Systems, Inc.                      Delaware
      Shafer Valve Company                                      Ohio
         Shafer Valve Company of Houston                        Texas
         Shafer Valve Company de Mexico, S.A. de C.V.           Mexico
   Daniel Automation Company                                    Delaware
   Daniel de Mexico, S.A. de C.V.                               Mexico
   Daniel Industrial, Inc.                                      Delaware
   Daniel En-Fab Systems, Inc.                                  Delaware
   Daniel International Ltd.                                    United Kingdom
      Daniel Europe Ltd.                                        United Kingdom
         Spectra-Tek International Limited                      United Kingdom
            Daniel Asia Pacific Ltd.                            Singapore
            Greenfield (UK) Ltd.                                United Kingdom
         Spectra-Tek Holdings Ltd.                              United Kingdom
         Spectra-Tek UK Ltd.                                    United Kingdom
   Daniel Measurement and Control, Inc.                         Delaware
      Daniel Industries Canada Inc.                             Canada
   Daniel Measurement Services, Inc.                            Delaware
      Metco Services, Ltd.                                      United Kingdom
   Daniel Valve Company                                         Delaware
      Oilfield Fabricating & Machine, Inc.                      Texas
   Danmasa S.A. de C.V.                                         Mexico
   Hytork International plc                                     United Kingdom
      Hytork Controls Ltd.                                      United Kingdom
      Hytork Controls (Australia) Pty. Ltd.                     Australia
      Hytork LLC                                                Delaware
      Hytork Services Limited                                   United Kingdom
      Valcon Limited                                            United Kingdom
Digital Appliance Controls Manufacturing (Singapore) Pte Ltd.   Singapore
   DACM SDN BHD                                                 Malaysia
EECO, Inc.                                                      Delaware
   Apple JV Holding Corp.                                       Delaware
      EGS Electrical Group LLC                                  Delaware
         Appleton Electric LLC                                  Delaware
            Appleton Electric, S.A. de C.V.                     Mexico
            Appleton Holding Corp.                              Delaware
               EGS Electrical Group Canada Ltd.                 Canada
               Easy Heat Ltd.                                   Canada
         EGS Holding S.A.R.L.                                   France
            ATX S.A.                                            France
         Easy Heat, Inc.                                        Delaware
         GSEG LLC                                               Delaware
            O-Z Gedney Company LLC                              Delaware
         Easy Heat Holding B.V.                                 Netherlands
            East Heat Europe B.V.                               Netherlands
               Easy Heat Polska Sp. z.o.o.                      Poland
   Copeland Corporation                                         Delaware
      Computer Process Controls, Inc.                           Georgia
         Emerson Retail Services, Inc.                          Delaware
      Copeland Access +, Inc.                                   Delaware
      CopelandBitzer L.P.                                       Delaware
      CopelandBitzer Management LLC                             Delaware
      Copeland de Mexico S.A. de C.V.                           Mexico
      Copeland Redevelopment Corporation                        Missouri
      Newcope, Inc.                                             Delaware
   Electro-Test, Inc.                                           California
   El-O-Matic USA, Inc.                                         Delaware
   Emerson Electric (U.S.) Holding Corporation                  Delaware
      Automatic Switch Company                                  Delaware
         Asco Investment Corp.                                  New Jersey
            Angar Scientific Company, Inc.                      New Jersey
            Asco Controls A.G.                                  Switzerland
               Asco Controls B.V.                               Netherlands
                  Asco Mideast B.V.                             Netherlands
                  Asco Magnesszelep Kft.                        Hungary
                  Asco/Joucomatic sp. z.o.o.                    Poland
                  Asco/Joucomatic s.r.o.                        Czech Republic
                  Asco/Joucomatic ZA BV                         Netherlands
            Asco Electrical Products Co., Inc.                  New Jersey
            Ascomation Pty. Ltd.                                Australia
               Ascomation (NZ) Limited                          New Zealand
            Asco Sweden AB                                      Sweden
         Asco (Japan) Company Ltd.                              Japan
         Asco Services, Inc.                                    New Jersey
         ASCO Switch Enterprises LLC                            Delaware
         ASCO Switch Investment, Inc.                           Delaware
            ASCO Power Technologies, L.P.                       Delaware
         ASCO Valve Enterprises LLC                             Delaware
         ASCO Valve, Inc.                                       Delaware
         ASCO Valve Investment, Inc.                            Delaware
            ASCO Controls, L.P.                                 Delaware
         ASCO Valve Manufacturing, Inc.                         Delaware
         ASCO Valve Sales, Inc.                                 Delaware
         Ascomatica S.A. de C.V.                                Mexico
         Ascoval Industria E Commercio Ltda.                    Brazil
         Firetrol, Inc.                                         North Carolina
         Joucomatic Controls, Inc.                              North Carolina
      Branson Ultrasonics Corporation                           Delaware
         American Technology, Inc.                              Connecticut
            Amtech S.a.r.L.                                     France
         Branson Korea Co., Inc.                                Korea
         Branson Ultrasonics S.A.                               Sweden
         Branson Ultrasonidos S.A.E.                            Spain
         Branson Ultrasons S.A.                                 France
      Camco Vertriebs-GmbH                                      Germany
         Camco Vertriebs-GmbH & Co.                             Germany
      Chromalox GmbH                                            Germany
      Copeland GmbH                                             Germany
         Copeland-Cool Sp. z.o.o.                               Poland
         Copeland Corporation Limited                           United Kingdom
         Copeland France S.A.                                   France
         Copeland Italia S.a.R.l.                               Italy
         Copeland Iberica CIB S.A.                              Spain
         Copeland Refrigeration Europe S.A.                     Belgium
         Copeland S.A.                                          Belgium
      El-O-Matic GmbH                                           Germany
      Emerson Electric GmbH                                     Germany
         Emerson Electric GmbH & Co.                            Germany
      Emerson Electric Overseas Finance Corp.                   Delaware
         Emerson Electric de Colombia, LTDA                     Colombia
         Motores U.S. de Mexico, S.A. de C.V.                   Mexico
            U.S.E.M. de Mexico S.A. de C.V.                     Mexico
      Emerson Energy Systems GmbH                               Germany
      Emerson Technologies Verwaltungs GmbH                     Germany
         AmTech American Technologies GmbH & Co.                Germany
         Emerson Technologies GmbH & Co.                        Germany
      Fisher-Rosemount GmbH                                     Germany
         Fisher-Rosemount GmbH & Co.                            Germany
      Heraeus Sensor GmbH                                       Germany
      KVT Technologies GmbH                                     Germany
         KVT Technologies GmbH & Co.                            Germany
      Krautkramer GmbH                                          Germany
         Lamdaaquarii Beteiligungs GmbH                         Germany
      Liebert GmbH                                              Germany
         Liebert A.G.                                           Switzerland
      Marbaise Hanlo LS GmbH                                    Germany
      PEPT Investment Corporation                               Delaware
         Skil Europe Corporation                                Delaware
      Reglerwerk Dresden GmbH                                   Germany
      Ridge Tool GmbH                                           Germany
         Ridge Tool GmbH & Co.                                  Germany
            RIDGID Peddinghaus Werkzeug GmbH                    Germany
      Rosemount Inc.                                            Minnesota
         Dieterich Standard, Inc.                               Delaware
         Fisher-Rosemount AB                                    Sweden
         Fisher-Rosemount AS (Norway)                           Norway
         Fisher-Rosemount, S.A.                                 Spain
         Fisher-Rosemount Holding AG                            Switzerland
            Fisher-Rosemount AG                                 Switzerland
               Fisher-Rosemount A/S                             Denmark
               Fisher-Rosemount Kft.                            Hungary
               Fisher Rosemount Proses Kontrol
                  Ticaret Limited Sirketi                       Turkey
               Fisher-Rosemount Sro                             Czech Republic
            Fisher-Rosemount Ges. M.B.H.                        Austria
               Westinghouse Electric GES m.b.H.                 Austria
            Fisher-Rosemount Poland Sp. z.o.o.                  Poland
               Westinghouse Electric Poland Sp. z.o.o.          Poland
            Westinghouse Process Control (Asia) S.A.            Switzerland
         Fisher-Rosemount (India) Limited                       India
         Fisher-Rosemount Instruments Pty. Ltd.                 Australia
            Emerson Electric Australia Co. Pty. Ltd.            Australia
            Fisher-Rosemount Ltd.                               New Zealand
         Fisher-Rosemount Japan Co. Ltd.                        Japan
         Fisher-Rosemount Korea Ltd.                            Korea
         Fisher Rosemount Middle East, Inc.                     Delaware
         Fisher-Rosemount Singapore Pte Ltd.                    Singapore
            Fisher-Rosemount Manufacturing (M) SDN BHD          Malaysia
            Rosemount Shanghai International Trade Co. Ltd.     China
            Westinghouse Electric (Singapore) Ltd.              Singapore
         Fisher-Rosemount Taiwan,  Ltd.                         Taiwan
            Rosemount Instruments Corporation                   BVI
         P I Components Corp.                                   Texas
         Rosemount Analytical Inc.                              Delaware
         Rosemount China Inc.                                   Minnesota
         Rosemount Nuclear Instruments, Inc.                    Delaware
         Rosemount S.A.R.L.                                     France
            Rosemount Portugal Instrumentos Lda.                Portugal
         Rosemount Shanghai Co. Ltd.                            China
         Tekmar Company                                         Ohio
         Valmet Fisher-Rosemount AB                             Finland
      Wirtz-Buehler GmbH                                        Germany
         Branson France S.A.                                    France
      Xomox Corporation                                         Ohio
         Fisher-Rosemount do Brasil
            Industria e Comercio Ltda.                          Brazil
         Fisher-Rosemount S.A. de C.V.                          Mexico
         Flow Technology, Inc. (Taiwan)                         Ohio
         Flow Technology S.A. de C.V.                           Mexico
         Xomox France S.A.                                      France
         Xomox A.G.                                             Switzerland
         Xomox Chihuahua S.A. de C.V.                           Mexico
         Xomox Corporation de Venezuela, C.A.                   Venezuela
         Xomox South America S.A.                               Uruguay
         Xomox Uruguay S.A.                                     Uruguay
      Xomox International GmbH                                  Germany
         Xomox International GmbH & Co.                         Germany
            Pfannenschmidt GmbH                                 Germany
   Emerson Power Transmission Corporation                       Delaware
      Emerson Chain, Inc.                                       Delaware
      Emerson Motion Control, Inc.                              Minnesota
      Emerson Power Transmission Drives and Components, Inc.    Delaware
         Emerson Power Transmissions Manufacturing L.P.         Missouri
      Emerson Power Transmission Ithaca, Inc.                   Delaware
      McGill Manufacturing Company, Inc.                        Indiana
         Emerson Power Transmission Bearings, Inc.              Delaware
         McGill International, Inc.                             Taiwan
         Rollway Bearing Corp.                                  Delaware
            Rollway Bearing International Ltd.                  Delaware
               Lipe-Rollway de Mexico, S.A. de C.V.             Mexico
               Lipe-Rollway Deutschland GmbH                    Germany
               Rollway Bearing N.V.                             Belgium
   Environmental Remediation Management, Inc.                   Delaware
   Liebert Corporation                                          Ohio
      Control Concepts Corporation                              Delaware
      Emerson Telecom Systems, Inc.                             Ohio
      Global Energy Services, Inc.                              Delaware
      Liebert Asia Ltd.                                         Hong Kong
         Wuhan Liebert Computer Power Support System Ltd.       China
      Liebert Corporation Australia Pty, Ltd.                   Australia
         Atlas Air Australia Pty. Ltd.                          Australia
         Rougemont Enterprises Pte. Ltd.                        Singapore
      Liebert Far East Pte. Ltd.                                Singapore
         Atlas Air (S.E.A.) Pte Ltd.                            Singapore
         Liebert (Malaysia) Sdn. Bhd.                           Malaysia
      Liebert Field Services, Inc.                              Delaware
      Liebert Global Services, Inc.                             Delaware
      Liebert International B.V.                                Netherlands
      Liebert North America, Inc.                               Delaware
      Liebert Property Holdings, LLC                            Delaware
      Liebert Tecnologia Ltda.                                  Brazil
      Liebert (Thailand) Co. Ltd.                               Thailand
      Northeast Electrical Testing, Inc.                        Delaware
   Micro Motion, Inc.                                           Colorado
   Ridge Tool Company                                           Ohio
      Ridgid Italia Srl                                         Italy
      Ridge Tool (Australia) Pty., Ltd.                         Australia
      Ridge Tool Manufacturing Company                          Delaware
      Ridge Tool Pattern Company                                Delaware
      Ridge Werkzeuge AG                                        Switzerland
      Ridgid, Inc.                                              Delaware
      Ridgid Online, Inc.                                       Ohio
   Therm-O-Disc, Incorporated                                   Ohio
      Componentes Avanzados de Mexico, S.A. de C.V.             Mexico
      Controles de Temperatura S.A. de C.V.                     Mexico
E.G.P. Corporation                                              Delaware
Electronic Control Systems, Inc.                                West Virginia
   Fairmont Building and Investment Corp.                       West Virginia
Emermex S.A. de C.V.                                            Mexico
Emerson Electric (Asia) Limited                                 Hong Kong
   Branson Ultrasonics (Asia Pacific) Co. Ltd.                  Hong Kong
   Emerson Electric (South Asia/Pacific) Pte. Ltd.              Singapore
Emerson Electric, C.A.                                          Venezuela
Emerson Electric II, C.A.                                       Venezuela
Emerson Electric Foreign Sales Corporation                      Virgin Islands
Emerson Electric International, Inc.                            Delaware
Emerson Electric Ireland Ltd.                                   Bermuda
   Emersub Treasury Ireland                                     Ireland
      Emersub Finance Ireland                                   Ireland
Emerson Electric (Mauritius) Ltd.                               India
   Emerson Electric Company India Private Ltd.                  India
   Westinghouse Electric Private Ltd. (India)                   India
   Westinghouse Electric Private Ltd. (Mauritius)               India
Emerson Electric Nederland B.V.                                 Netherlands
   Alco Controls Spol s.r.o.                                    Czech Republic
   Branson Ultrasonics B.V.                                     Netherlands
   Beckman Industrial B.V.                                      Netherlands
   Brooks Instrument B.V.                                       Netherlands
      Emerson Computer Power B.V.                               Netherlands
   Capax Electrische Apparatenfabriek B.V.                      Netherlands
   Crouzet Appliance Controls D.O.O.                            Slovenia
   Emerson Electric RG                                          Russia
   Emerson Electric Slovakia Limited                            Slovakia
   Vuma a.s.                                                    Czech Republic
   Emerson Electric, SpoL, s.r.o.                               Czech Republic
   Fisher-Rosemount B.V.                                        Netherlands
      Fisher-Rosemount Manufacturing B.V.                       Netherlands
   Fisher-Rosemount Temperature B.V.                            Netherlands
   Fusite, B.V.                                                 Netherlands
   New-Tech Cuijk B.V.                                          Netherlands
      El-O-Matic B.V.                                           Netherlands
         El-O-Matic Valve Actuators (F.E.) Pte. Ltd.            Singapore
         El-O-Matic S.A. (Proprietary) Ltd.                     South Africa
            Va-con (Pty.) Ltd.                                  South Africa
   Therm-O-Disc Europe B.V.                                     Netherlands
Emerson Electric Puerto Rico, Inc.                              Delaware
   Emerson Puerto Rico, Inc.                                    Delaware
Emerson Electric Systems Corp.                                  Delaware
Emerson Electric (Taiwan) Company Limited                       Taiwan
Emerson Energy Systems, Inc.                                    Delaware
Emerson Energy Systems de Mexico, S. de R.L. de C.V.            Mexico
Emerson Finance Co.                                             Delaware
Emerson Global Finance Company                                  Missouri
Emerson Middle East, Inc.                                       Delaware
Emerson Pacific Pte. Ltd.                                       Singapore
Emerson Sice S.p.A.                                             Italy
   Branson Ultrasuoni S.P.A.                                    Italy
   C.E. Set S.R.L.                                              Italy
      CODI S.p.A.                                               Italy
      Plaset, S.p.A.                                            Italy
   Emerson Energy Systems Srl                                   Italy
   Fisher-Rosemount Italia S.R.L.                               Italy
   Hiross Holding AG                                            Austria
      Hiross International Corporation BV                       Netherlands
         Hiross Management SA                                   Switzerland
      Liebert Hiross S.p.A.                                     Italy
         Hiross AG                                              Switzerland
         Hiross Ltd.                                            United Kingdom
         Hiross SA                                              France
         Hiross Austria GmbH                                    Austria
            Hiross Hungaria Kft                                 Hungary
         Hiross Batliboi Ltd.                                   India
         Hiross Deutschland GmbH                                Germany
         Hiross Flexible Space System S.r.l.                    Italy
         Mecanotronic GmbH                                      Austria
   Suvretta S.p.A.                                              Italy
      Sirai Elettromeccanica s.r.l.                             Italy
         Sirai Deutschland GmbH                                 Germany
   Xomox Italia S.R.L.                                          Italy
Emerson Saudi Arabia, Inc.                                      Delaware
Emerson Telecommunication Products Inc.                         Delaware
   Fiber-Conn Assemblies, Inc.                                  Maryland
   JTP Industries, Inc.                                         Delaware
      Bond Holdings, Inc.                                       Delaware
         Bond Technologies, Inc.                                California
            K & S Sheet Metal Holdings, Inc.                    Delaware
               K & S Sheet Metal, Inc.                          California
            Cable Spec, Ltd.                                    Texas
         Balance Manufacturing Services, Inc.                   Texas
      Dura-Line Corporation                                     Delaware
         Dura-Line International, Inc.                          Delaware
            Dura-Line CT s.r.o.                                 Czech Republic
            Dura-Line do Brasil, Ltda.                          Brazil
            Dura-Line Espana, S.L.                              Spain
            Dura-Line Iberia, S.L.                              Spain
            Dura-Line Limited                                   United Kingdom
               Integral Conduit Products (M) Sdn. Bhd.          Malaysia
               Integral Limited                                 United Kingdom
            Dura-Line (Malaysia) Sdn. Bhd.                      Malaysia
            Dura-Line Mexico S.A. de C.V.                       Mexico
            Dura-Line Shanghai Plastics Co. Ltd.                China
            O.O.O. Dura-Line                                    Russia
      Emerson Electronic Connector and Components Company       Delaware
         Emerson Electronic Connector and Components
           do Brasil, Ltda.                                     Brazil
         Emerson Electronic Connector and Components
           Mexico S.A. de C.V.                                  Mexico
         Vitelec Electronics Ltd.                               United Kingdom
      Engineered Endeavors, Inc.                                Delaware
         Engineered Endeavors do Brasil, Ltda.                  Brazil
      Northern Technologies Holdings, Inc.                      Delaware
         Northern Technologies, Inc.                            Idaho
            NTI Services, Inc.                                  Delaware
      Old Emerson Telecommunications Product Group Inc.         Delaware
         LoDan International, Inc.                              Delaware
            L/D West de Mexico S.A. de C.V.                     Mexico
            LoDan Totowa, Inc.                                  Delaware
            LoDan West do Brasil, Ltda.                         Brazil
            LoDan West Europe Limited                           United Kingdom
      Telephone Services, Inc. of Florida                       Florida
      Viewsonics, Inc.                                          Delaware
         Adapt Communication Supply Co.-S. FL., Inc.            Florida
         O.O.O. Viewsonics                                      Russia
         Shanghai Viewsonics Electronics Co., Ltd.              China
         Viewsonics do Brasil, Ltda.                            Brazil
         Viewsonics Mexico S.A. de C.V.                         Mexico
Emersub XXXVIII, Inc.                                           Delaware
Emersub XLIII, Inc.                                             Ohio
Emersub XLV, Inc.                                               Delaware
   Valycontrol, S.A. de C.V.                                    Mexico
Emersub XLVI, Inc.                                              Nevada
   Wilson Investment 2, Inc.                                    Delaware
   Copesub, Inc.                                                Delaware
      Alliance Compressors LLC                                  Delaware
Emersub LII, Inc.                                               Delaware
Emersub LIV, Inc.                                               Delaware
Emersub LXXVI, Inc.                                             Delaware
   Lipe Automation Corp.                                        New York
Emersub LXXX, Inc.                                              Delaware
Emersub LXXXIV, Inc.                                            Delaware
Emersub LXXXIX, Inc.                                            Massachusetts
Emersub XCI, Inc.                                               Delaware
Emersub XCII, Inc.                                              Delaware
Emersub XCIII, Inc.                                             Delaware
Emersub Italia Srl                                              Italy
EMR Foundation, Inc.                                            Delaware
EMR Holdings, Inc.                                              Delaware
   Branson de Mexico, S.A. de C.V.                              Mexico
   Copeland Compresores Hermeticos, S.A. de C.V.                Mexico
   Copeland Korea, Inc.                                         Korea
   Copeland Taiwan Refrigeration Co. Ltd.                       Taiwan
   Digital Appliance Controls, S.A. de C.V.                     Mexico
   EMR Manufacturing (M) Sdn Bhd                                Malaysia
   Emerson Argentina S.A.                                       Argentina
   Emerson Electric Canada Limited                              Canada
      Entech U.S.A., Inc.                                       Delaware
         Entech Process Control, Inc.                           Georgia
      Kenonic Controls, Inc.                                    Delaware
      Tech-Met Canada Limited                                   Canada
   Emerson Canada Holding, Inc.                                 Delaware
   Emerson Electric Chile Ltda.                                 Chile
   Emerson Electric (China) Holdings Ltd.                       China
      Beijing Rosemount Far East Instrument Co., Ltd.           China
      Clairson (Jiangmen) Storage Limited                       China
      Emerson Electric (Shenzhen) Co., Ltd.                     China
      Emerson Electric (Suzhou) Co. Ltd.                        China
      Emerson Electric (Tianjin) Co., Ltd.                      China
      Emerson Energy Systems (Shanghai) Co., Ltd.               China
      Emerson Engineering System (Shanghai) Co., Limited        China
      Emerson Fusite Electric (Shenzhen) Co. Ltd.               China
      Emerson Machinery & Equipment (Shenzhen) Co. Ltd.         China
      Emerson Trading (Shanghai) Co. Ltd.                       China
      Emerson White-Rodgers Electric (Xiamen) Co., Ltd.         China
      Ridge Tool (Hangzhou) Co., Ltd.                           China
      Shanghai Branson Ultrasonics Co., Ltd.                    China
      Shenyang Copeland Refrigeration Co., Ltd.                 China
   Emerson Electric de Mexico S.A. de C.V.                      Mexico
      Ascotech, S.A. de C.V.                                    Mexico
      Motores Reynosa, S.A. de C.V.                             Mexico
   Emerson Electric do Brasil Ltda                              Brazil
      Copeland do Brasil Ltda.                                  Brazil
      Radio-Frigor Ltda.                                        Brazil
   Emerson Electric Hungary Ltd.                                Hungary
   Emerson Electric Korea Ltd.                                  Korea
   Emerson Electric (M) SDN BHD                                 Malaysia
   Emerson Electric Poland Sp. z.o.o.                           Poland
   Emerson Electric (Thailand) Limited                          Thailand
   Emerson energetski sustavi d.o.o.                            Croatia
   Emerson Energy Systems Australia Pty. Ltd.                   Australia
   Emerson Energy Systems del Peru S.A.C.                       Peru
   Emerson Energy Systems Iberia, S.A.                          Spain
   Emerson Energy Systems (Pty) Ltd.                            South Africa
   Emerson Energy Systems Sdn Bhd                               Malaysia
   Emerson Europe S.A.                                          France
      Asco Joucomatic S.A.                                      France
         Asco Joucomatic GmbH                                   Germany
            Asco Joucomatic GmbH & Co.                          Germany
         Asco Joucomatic S.p.A.                                 Italy
         Asco Joucomatic N.V.                                   Belgium
         Fluidocontrol S.A.                                     Spain
         Sotrac S.r.l.                                          Italy
      Crouzet Appliance Controls S.A.                           France
         Crouzet Appliance Controls SpA                         Italy
      Emerson Energy Systems EURL                               France
      Francel S.A.                                              France
         CD GAZ Systemes S.A.                                   France
      Leroy-Somer S.A.                                          France
         Bertrand Polico S.A.                                   France
         Comercial Leroy-Somer Ltda.                            Chile
         Constructions Electriques DeBeaucourt S.A.S.           France
         Electronique du Sud-Ouest S.A.                         France
            Atelier de Bobinage de Moteurs Electriques S.a.r.L. France
            Diffusion Mecanique Electricite S.A.                France
            Electro Maintenance Courbon S.A.                    France
            Etablissements Belzon & Richardot S.A.R.L           France
            Etablissements de Cocard S.A.                       France
            Etablissements J. Michel S.A.R.L.                   France
            Etablissements Suder et Fils S.A.R.L.               France
            Houssin S.A.R.L.                                    France
            Leroy-Somer Canada Ltd.                             Canada
            Leroy-Somer Electromekanik Sistemler
               Ticaret Ltd. STI                                 Turkey
            Lorraine Services Electrique Electronique
               Electromecanique S.a.r.l.                        France
            M.I.S.  Kerebel Provence S.A.R.L.                   France
            M.I.S. Poitouraine S.A.R.L.                         France
            M.I.S.  SPIRE S.A.R.L                               France
            M.L.S. Holice Spol. s.r.o.                          Czech Republic
            Maintenance Industrie Service S.a.r.L.              France
            Maintenance Industrie Service Flandres SARL         France
            Maintenance Industrie Services Rennes S.a.r.L.      France
            Maintenance Industrie Services
               Rhone-Alpes S.A.R.L.                             France
            Maintenance Industrie Services Toulouse S.a.r.L.    France
            Marcel Oury S.A.R.L.                                France
            MEZIERES S.A.R.L.                                   France
            Navarre Services S.A.R.L.                           France
            Ouest Electro Service S.A.R.L.                      France
            Poteau Moderne du Sud-Ouest S.A.                    France
            Radiel Bobinage S.A.R.L.                            France
            Societe Nouvelle Paillet Services S.A.R.L.          France
            Societe Nouvelle Silvain S.A.R.L.                   France
            Societe DeReparation Electro-Mecanique S.A.R.L.     France
            Sud Bobinage S.A.R.L.                               France
            Viet Services S.A.R.L.                              France
         Etablissements Sevenier S.A.                           France
         Etablissements Trepeau S.A.                            France
         Girard Transmissions S.A.                              France
         IMI Kft                                                Hungary
         La Francaise de Manutention S.A.                       France
         Leroy-Somer AB                                         Sweden
         Leroy-Somer A/S                                        Denmark
         Leroy-Somer A/S                                        Norway
         Leroy-Somer BV                                         Netherlands
         Leroy-Somer Elektroantriebe GmbH                       Austria
         Leroy-Somer Elektromotoren GmbH                        Germany
         Leroy-Somer Ltd.                                       United Kingdom
         Leroy-Somer Maroc S.A.                                 Morocco
         Leroy-Somer Motores E Sistemas
            Electromecanicos Ltda.                              Portugal
         Leroy Somer N.V.                                       Belgium
         Leroy-Somer OY                                         Finland
         Leroy-Somer Pty. Ltd.                                  South Africa
         Leroy-Somer (Pty) Ltd.                                 Australia
         Leroy-Somer S.A.                                       Switzerland
         Leroy-Somer S.A.                                       Spain
         Leroy-Somer (SEA) Pte. Ltd.                            Singapore
         Leroy-Somer S.p.A.                                     Italy
         Maintenance Industrielle de Vierzon S.A.               France
         MLS Industries Inc.                                    Delaware
            Yorba Linda International Inc.                      Delaware
         Motadour S.A.                                          France
         Moteurs Leroy-Somer S.A.                               France
         Moteurs Patay S.A.                                     France
         Societe Anonyme de Mecanique et D'outillage du
           Vivarais S.A.                                        France
         Societe Commerciale des Ateliers de Constructions
           Electriques Dorleans S.A.                            France
         Societe Confolentaise de Metalurgie S.A.               France
         Societe de Mecanique et D'Electrothermie
            des Pays de L'Adour S.A.                            France
      Liebert France S.A.                                       France
      Ridgid France S.A.                                        France
   Emerson Finance KB                                           Sweden
   Emerson Holdings AG                                          Switzerland
   Emerson Laminaciones de Acero de Monterrey, S.A. de C.V.     Mexico
   Emerson Sistemas de Energia Ltda.                            Brazil
      E.E.S- Sistemas de Energia Ltda.                          Brazil
   Emerson Sweden AB                                            Sweden
      Emerson Energy Systems AB                                 Sweden
   Emersub Mexico, Inc.                                         Nevada
      Emerpowsys, S. de R.L. de C.V.                            Mexico
      Emersub 1 LLC                                             Delaware
      Emerson Tool Company de Mexico S. de R.L. de C.V.         Mexico
      In-Sink-Erator de Mexico, S. de R.L. de C.V.              Mexico
      Intermetro de Mexico, S. de R.L. de C.V.                  Mexico
   Emersub 2 LLC                                                Delaware
   Emersub XXXVI, Inc.                                          Delaware
      Digital Appliance Controls (UK) Limited                   United Kingdom
         Control Techniques Ltd.                                United Kingdom
            Control Techniques (Holding) GmbH                   Germany
               Control Techniques GmbH                          Germany
               Control Techniques Antriebssyteme GmbH           Germany
               Reta Anlagenbau GmbH                             Germany
               Reta Elektronic GmbH                             Germany
            Control Techniques Asia-Pacific Pte. Ltd.           Singapore
               Control Techniques Drives (Malaysia) Sdn Bhd     Malaysia
               Control Techniques Singapore Pte Ltd.            Singapore
               Control Techniques (Thailand) Ltd.               Thailand
               P.T. Kontrol Teknik Indonesia                    Indonesia
            Control Techniques Australia Pty Ltd.               Australia
            Control Techniques Bermuda Limited                  Bermuda
            Control Techniques Drives Limited                   United Kingdom
               K.T.K. (Newton) Limited                          United Kingdom
            Control Techniques Dynamics Limited                 United Kingdom
               Evershed Powerotor Limited                       United Kingdom
               Moore Reed & Company Limited                     United Kingdom
            Control Techniques Italia srl                       Italy
            Control Techniques Precision Systems Ltd.           United Kingdom
            Control Techniques SKS Oy                           Finland
               Dynamec KY                                       Finland
               Mechatronics OY                                  Finland
               Sofftpoint KY                                    Finland
            Control Techniques Southern Africa
              (Proprietary) Limited                             South Africa
            Control Techniques SpA                              Italy
            Control Techniques Worldwide BV                     Netherlands
               Control Technika Kft.                            Hungary
               Control Techniques AG                            Switzerland
               Control Techniques Automation BV                 Netherlands
               Control Techniques BV                            Netherlands
               Control Techniques Brno s.r.o.                   Czech Republic
               Control Techniques China Pte. Ltd.               Hong Kong
               Control Techniques Denmark A/S                   Denmark
               Control Techniques Endustriyel Control
                  Sistemieri Sanayii Ve Ticaret A.S.            Turkey
               Control Techniques GesbmH                        Austria
               Control Techniques India Limited                 India
                  Control Techniques Elpro Automation
                    Limited                                     India
               Control Techniques Norway A/S                    Norway
               Control Techniques NV/SA                         Belgium
               Control Techniques Vietnam Limited               Vietnam
               DrivesShop Limited                               United Kingdom
            Electric Drives Limited                             Ireland
               Electric Drives Manufacturing Ltd.               Ireland
            Foray 600 Limited                                   United Kingdom
            Foray 606 Limited                                   United Kingdom
         Emerson Holding Company Limited                        United Kingdom
            Asco Joucomatic Ltd.                                United Kingdom
               Asco Power Technologies Ltd.                     United Kingdom
            Computational Systems, Limited                      United Kingdom
            Copeland Ltd.                                       North Ireland
            El-O-Matic Limited                                  United Kingdom
            Emerson Electric (U.K.) Limited                     United Kingdom
               Liebert Ltd.                                     United Kingdom
               Liebert Swindon Ltd.                             United Kingdom
            Emerson Energy Systems (UK) Limited                 United Kingdom
            Fisher-Rosemount Limited                            United Kingdom
               Emerson U.K. Trustees Limited                    United Kingdom
               Farris Engineering Ltd.                          United Kingdom
               Fisher-Rosemount Manufacturing Ltd.              United Kingdom
               Fisher Governor Company Ltd.                     United Kingdom
               F-R Properties (UK) Limited                      United Kingdom
               Westinghouse Process Control UK Ltd.             United Kingdom
               Xomox Limited                                    United Kingdom
            Northern Technologies UK Limited                    United Kingdom
            Pactrol Control Limited                             United Kingdom
            Switched Reluctance Drives Ltd. (SDRL)              United Kingdom
               SR Drives Manufacturing Ltd.                     United Kingdom
               Reluctance Motors Ltd.                           United Kingdom
   F-R Technologias de Flujo, S.A. de C.V.                      Mexico
   Fisher-Rosemount del Peru S.A.C.                             Peru
   Fisher-Rosemount Europe Middle East & Africa GmbH            Switzerland
   Fisher-Rosemount Hungary Ltd.                                Hungary
   Fisher-Rosemount Manufacture Ltd.                            Hungary
   Fisher-Rosemount Systems GmbH                                Switzerland
   Liebert Europe Espana S.A.                                   Spain
   Motoreductores U.S., S.A. de C.V.                            Mexico
   P.T. Emerson Electric Indonesia                              Indonesia
   Rey-Lam, S. de R.L. de C.V.                                  Mexico
   Rotores S.A. de C.V.                                         Mexico
   Termotec de Chihuahua S.A. de C.V.                           Mexico
   Wilson Investment 1, Inc.                                    Delaware
Emsub, Inc.                                                     Delaware
Etirex S.A.                                                     France
Fisher Controls International, Inc.                             Delaware
   Appalachian Controls Environmental Co.                       West Virginia
   Exac Corporation                                             California
   Fisher Controles Industria E Comercio Ltda.                  Brazil
   Fisher Controls De Mexico, S.A. de C.V.                      Mexico
   Fisher-Rosemount Do Brasil Ltda.                             Brazil
   Fisher-Rosemount China Limited                               Hong Kong
      Tianjin Fisher Controls Valve Co. Ltd.                    China
   Fisher Controls Pty. Limited                                 Australia
   Fisher Service Company                                       Delaware
   Fisher-Rosemount Systems, Inc.                               Delaware
      Orion CEM, Inc.                                           Georgia
      Westinghouse Process Control, Inc.                        Delaware
         Westinghouse International Process Control Corp.       Delaware
   Fisher-Rosemount de Venezuela S.A.                           Venezuela
   Fro-Mex, S.A. de C.V.                                        Mexico
   H.D. Baumann Inc.                                            Delaware
   Nippon Fisher Company Ltd.                                   Japan
      Fisco Ltd. (Fisco Kabushiki Kaisha)                       Japan
Fisher Rosemount, Inc.                                          Delaware
Fisher-Rosemount N.V./S.A.                                      Belgium
   Senpro N.V.                                                  Belgium
Fisher-Rosemount S.A.                                           France
Fusite Corporation                                              Ohio
   Emerson Japan, Ltd.                                          Japan
      F-R Intex Co. Ltd.                                        Japan
      Taiyo Emerson Ltd. Japan                                  Japan
Fusite Land Company                                             Delaware
High Voltage Maintenance Corporation                            Ohio
Humboldt Hermetic Motor Corp.                                   Delaware
Innoven III Corporation                                         Delaware
Intellution, Inc.                                               Massachusetts
   Intellution Australia Pty Ltd.                               Australia
   Intellution GmbH                                             Germany
   Intellution Korea Limited                                    Korea
   Intellution K.K. (Japan) Incorporated                        Japan
   Intellution Limited                                          United Kingdom
   Intellution SARL                                             France
   Intellution South Asia Pte. Ltd.                             Singapore
   Wizdom Controls, Inc.                                        Delaware
Kato Engineering, Inc.                                          Delaware
Knaack Manufacturing Company                                    Delaware
   Capsacorp LLC                                                Delaware
Kop-Flex, Inc.                                                  Delaware
   Kop-Flex Canada Limited                                      Canada
Louisville Ladder Holding Corp.-Nevada                          Nevada
   Louisville Holding Corp.- Delaware                           Delaware
MagneTek China Limited                                          Cayman Islands
   MagneTek Fuzhou Generator Company Limited                    China
Metaloy, Inc.                                                   Massachusetts
Metropolitan International, Inc.                                Nevada
   InterMetro Industries Corporation                            Nevada
   InterMetro Industries Corporation                            Delaware
      Metro Industries, Inc.                                    Nevada
      Metropolitan Wire (Canada) Ltd.                           Canada
      Metropolitan Wire Corporation                             Pennsylvania
Motores Hermeticos del Sur, S.A. de C.V.                        Mexico
Ogden Manufacturing Co.                                         Delaware
PC & E, Inc.                                                    Missouri
Ridge Tool Europe NV                                            Belgium
   Ridgid Scandinavia A/S                                       Denmark
Ridgid Ferramentas E. Maquinas, Ltda.                           Brazil
SWECO Europe, S.A.                                              Belgium
Termocontroles de Juarez S.A. de C.V.                           Mexico
The Sulton Company, Inc.                                        Delaware
Transmisiones de Potencia Emerson S.A. de C.V.                  Mexico
Ultrasonics for Less, Inc.                                      Nevada
Wer Canada Inc.                                                 Canada
Western Forge Corporation                                       Delaware
White-Rodgers Limited                                           Canada
Wiegand S.A. de C.V.                                            Mexico